MFS(R) TOTAL RETURN FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Management of the Fund" section is hereby restated as follows:

David M. Calabro, Lisa B. Nurme, Kenneth J. Enright, David S. Kennedy and Steven
R. Gorham, each a Senior Vice President of the adviser, and Constantinos G. Mokas, a Vice President of the adviser, are the fund's portfolio managers. Mr. Calabro is the head of this portfolio management team and a manager of the equity portion of the portfolio. Mr. Calabro has been a portfolio manager of the fund since 1995 and has been employed in the investment management area of the adviser since 1992. Mr. Mokas, a manager of the equity portion of the portfolio, has been a portfolio manager of the fund since 1998, and has been employed in the investment management area of the adviser since 1990. Ms. Nurme, a manager of the equity portion of the portfolio, has been a portfolio manager of the fund since 1995 and has been employed in the investment management area of the adviser since 1987. Mr. Enright, a manager of the equity portion of the portfolio, has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of the adviser since 1986. Mr. Kennedy, a manager of the fixed income portion of the fund, has been a portfolio manager of the fund since September 2000 and has been employed in the investment management area of the adviser since June 2000. Prior to joining MFS, Mr. Kennedy had been a fixed income portfolio manager and research analyst with Harbor Capital Management Company. Mr. Gorham is also a manager of the equity portion of the portfolio effective January 21, 2002 and has been employed in the investment management area of the adviser since 1992.


                The date of this Supplement is February 1, 2002.


* El presente Suplemento tambien se encuentran disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.